Exhibit 99.2

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Mr. Cooper, America’s Largest Servicer, Joins Rocket, the Nation’s Largest Lender

•	Combined company to service more than $2.1 trillion in loan volume

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Integrating Rocket’s originations-servicing recapture flywheel with Mr. Cooper’s servicing platform will drive down costs and improve the experience for the companies’ nearly 10 million combined clients, representing one in every six mortgages

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Transaction is expected to generate annual run-rate revenue and cost synergies of approximately $500 million, contributing to organic revenue growth while increasing operating leverage and maintaining significant capital and liquidity. This announcement follows Rocket’s recent agreement to acquire digital brokerage platform Redfin

•	Companies to host conference call and webcast today at 8:00 a.m. ET

DETROIT and DALLAS, March 31, 2025 – Rocket Companies (NYSE: RKT), the Detroit-based fintech platform including mortgage, real estate, title and personal finance businesses, today announced a definitive agreement to acquire Mr. Cooper Group Inc. (NASDAQ: COOP) in an all-stock transaction for $9.4 billion in equity value, based on an 11.0x exchange ratio.

With this acquisition, Rocket will bring its industry-leading mortgage recapture capabilities to a combined servicing book of $2.1 trillion across nearly 10 million clients, representing one in every six mortgages in America. Ultimately, this combination drives higher loan volume and long-term client relationships – while providing greater recurring revenue and lowering client acquisition costs.

Rocket will bring together the homeownership experience at scale with the acquisitions of Mr. Cooper and Redfin. This allows Rocket to accelerate its AI-powered platform and remove the friction and complexities plaguing today’s homebuying process.

“Servicing is a critical pillar of homeownership – alongside home search and mortgage origination,” said Varun Krishna, Rocket CEO. “With the right data and AI infrastructure we will deliver the right products at the right time. That’s how we build lifelong relationships, by proactively unlocking benefits and meeting needs before they arise. We look forward to welcoming Mr. Cooper’s nearly 7 million clients.”

“Mr. Cooper has been on a journey to transform the homeownership experience, and we have built the most advanced servicing platform in the mortgage industry,” said Jay Bray, Mr. Cooper Group Chairman and CEO. “By combining Mr. Cooper and Rocket, we will form the strongest mortgage company in the industry, offering an end-to-end homeownership experience backed by leading technology and grounded in customer care. I am deeply grateful for the dedication of the Mr. Cooper team and look forward to our continued work as we lead our industry into the future of homeownership.”

Benefits of the Combined Company:

•	Scaled homeownership platform: Rocket’s combined servicing portfolio will exceed $2.1 trillion in unpaid principal balance – or one in every six mortgages in America.

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Accelerate origination-servicing recapture flywheel: Rocket Mortgage has ranked #1 in J.D. Power’s mortgage servicer study for 10 years and #1 in mortgage origination 12 times, driving the company’s 83% recapture rate – triple the industry average. With a significantly larger servicing portfolio, Rocket is poised to sustain its industry-leading retention and recapture rates.

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Significantly increases data set to improve automation, personalization and efficiency: Following the acquisition of Mr. Cooper, Rocket will gain understanding of nearly 7 million additional clients and 150 million annual customer interactions.

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Enhanced earnings growth opportunity across all interest rate market environments: The combined company will attain a balanced business model and maintain stability in all market environments. Rocket will drive earnings growth from high-margin recapture opportunities on the combined servicing portfolio, which together generated $4 billion of servicing fee revenue in 2024.

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Substantial revenue and cost synergies: The transaction is expected to generate $100 million in additional pre-tax revenue from higher recapture rates and attaching Rocket’s title, closing and appraisal services to Mr. Cooper’s existing originations. Rocket projects $400 million in pre-tax cost savings from streamlining operations, corporate expense and technology investments.

•	Impact on earnings: The transaction is expected to be accretive to Rocket’s adjusted earnings per share immediately after closing.

Governance and Leadership

The combined company will be led by an experienced board and leadership team that leverages the strengths and capabilities of both companies. Upon closing of the transaction, it is expected that Mr. Cooper Group’s Chairman and CEO Jay Bray will become President and CEO of Rocket Mortgage, reporting to Krishna. Dan Gilbert will remain Chairman of Rocket Companies.

Upon closing, the Board of the combined company will consist of 11 members, 9 of whom will be from the board of Rocket and 2 of whom will be from the board of Mr. Cooper.

Terms of the Transaction

Under the terms of the agreement, Mr. Cooper shareholders will receive a fixed exchange ratio of 11.0 Rocket shares for each share of Mr. Cooper common stock. This represents a $143.33 per share value based on the closing price as of March 28, 2025, and a premium of 35% over the volume weighted average price (VWAP) of Mr. Cooper’s common stock for the 30 days ending March 28, 2025. Upon completion of the transaction, Rocket shareholders will own approximately 75% of the combined company on a fully diluted basis pro forma for the Redfin transaction, while Mr. Cooper shareholders will own approximately 25%. The all-stock transaction is intended to be tax-free to Mr. Cooper shareholders.

In connection with the completion of the transaction, Mr. Cooper will declare and pay a dividend of $2.00 per share of Mr. Cooper common stock.

Timing and Approvals

The transaction has been unanimously approved by the Boards of Directors of both Rocket and Mr. Cooper. It is expected to close in the fourth quarter of 2025, subject to approval of Mr. Cooper shareholders and the satisfaction of other closing conditions, including customary regulatory approvals.

Advisors

J.P. Morgan Securities LLC is acting as financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to Rocket. Citigroup Global Markets Inc. is acting as financial advisor and Wachtell, Lipton, Rosen & Katz and Bradley Arant Boult Cummings LLP is acting as legal counsel to Mr. Cooper.

Transaction Conference Call

Rocket and Mr. Cooper will conduct a conference call today at 8:00 a.m. ET to discuss the transaction. A live webcast of the event will be available on the investor relations section of Rocket’s and Mr. Cooper’s websites at ir.rocketcompanies.com and investors.mrcoopergroup.com. A replay of the webcast will be available on the investor relations sections of the websites following the conclusion of the event.

Additional Resources

Associated presentation materials regarding the transaction are available on the investor relations section of each company’s website.

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Cautionary Statement Regarding Forward-Looking Information

This press release contains statements regarding the proposed transaction between Rocket Companies, Inc. (“Rocket”) and Mr. Cooper Group Inc. (“Mr. Cooper”); future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) entered into by Rocket and Mr. Cooper on March 31, 2025; the issuance of common stock of Rocket contemplated by the Merger Agreement; the expected filing by Rocket with the Securities and Exchange Commission (“SEC”) of a registration statement on Form S-4 (the “Registration Statement”) and a prospectus and information statement of Rocket and a proxy of Mr. Cooper to be included therein (the “Joint Proxy and Information Statement/Prospectus”); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this press release, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket’s and Mr. Cooper’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Mr. Cooper’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket’s or Mr. Cooper’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others whom Rocket or Mr. Cooper does business, or on Rocket’s or Mr. Cooper’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Rocket’s and Mr. Cooper’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket or Mr. Cooper may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket’s or Mr. Cooper’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the transaction may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of Rocket securities to be issued in the proposed transaction; (xiii) the risk that integration of the Rocket and Mr. Cooper businesses post closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the transaction, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket and Mr. Cooper.

These risks, as well as other risks related to the proposed transaction, will be more fully described in the Registration Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed by each company.

Important Information for Investors and Stockholders

In connection with the proposed transaction, Rocket will file with the SEC the Registration Statement on Form S-4, containing the Joint Proxy and Information Statement/Prospectus. After the Registration Statement has been declared effective by the SEC, the Joint Proxy and Information Statement/Prospectus will be delivered to stockholders of Rocket and Mr. Cooper. Rocket and Mr. Cooper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy and Information Statement/Prospectus or Registration Statement or any other document which Rocket or Mr. Cooper may file with the SEC. INVESTORS AND SECURITYHOLDERS OF ROCKET AND MR. COOPER ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROCKET, MR. COOPER, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders of Rocket and Mr. Cooper will be able to obtain copies of the Registration Statement and the Joint Proxy and Information Statement/Prospectus, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about Rocket and Mr. Cooper, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC by Rocket will be available free of charge under the SEC Filings heading of the Investor Relations section of Rocket’s website at ir.rocketcompanies.com. Copies of the documents filed with the SEC by Mr. Cooper will be available free of charge under the Financials & Filings heading of the Investor Relations section of Mr. Cooper’s website investors.mrcoopergroup.com.

Participants in the Solicitation

Rocket and Mr. Cooper and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Mr. Cooper’s stockholders in respect of the transaction under the rules of the SEC. Information regarding Rocket’s directors and executive officers is available in Rocket’s Annual Report on Form 10-K for the year ended December 31, 2024, and Rocket’s proxy statement, dated April 26, 2024, for its 2024 annual meeting of stockholders (the “Rocket 2024 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”; “Named Executive Officer Compensation Tables”; “Security Ownership of Certain Beneficial Owners and Management” and “Proposal No. 3 – Advisory Vote on Named Executive Officer Compensation” in the Rocket 2024 Proxy. Any changes in the holdings of Rocket’s securities by Rocket’s directors or executive officers from the amounts described in the Rocket 2024 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Rocket 2024 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding Mr. Cooper’s directors and executive officers is available in Mr. Cooper’s Annual Report on Form 10-K for the year ended December 31, 2024, and Mr. Cooper’s proxy statement, dated April 11, 2024, for its 2024 annual meeting of stockholders (the “Mr. Cooper 2024 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”; “Historical Executive Compensation Information”; “Proposal 2: Advisory Vote on Say on Pay” and “Beneficial Ownership” in the Mr. Cooper 2024 Proxy. Any changes in the holdings of Mr. Cooper’s securities by Mr. Cooper’s directors or executive officers from the amounts described in the Mr. Cooper 2024 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Mr. Cooper 2024 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Joint Proxy and Information Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Rocket Companies

Founded in 1985, Rocket Companies (NYSE: RKT) is a Detroit-based fintech platform including mortgage, real estate, title and personal finance businesses: Rocket Mortgage, Rocket Homes, Rocket Close, Rocket Money and Rocket Loans.

With more than 65 million call logs each year, 10 petabytes of data and a mission to Help Everyone Home, Rocket Companies is well positioned to be the destination for AI-fueled home ownership. Known for providing exceptional client experiences, J.D. Power has ranked Rocket Mortgage #1 in client satisfaction for primary mortgage origination and mortgage servicing a total of 22 times – the most of any mortgage lender.

For more information, please visit our Corporate Website or Investor Relations Website.

About Mr. Cooper Group

Mr. Cooper Group Inc. (NASDAQ: COOP) provides customer-centric servicing, origination and transaction-based services related principally to single-family residences throughout the United States with operations under its primary brands: Mr. Cooper®, Xome® and Rushmore Servicing®. Mr. Cooper is the largest home loan servicer in the country focused on delivering a variety of servicing and lending products, services and technologies. For more information, visit www.mrcoopergroup.com.

Contacts

Rocket Companies

Aaron Emerson

Chief Communications Officer

AaronEmerson@rocket.com

Leigh Parrish

Joele Frank, Wilkinson Brimmer Katcher

lparrish@joelefrank.com

Sharon Ng

Head of Investor Relations

SharonNg@rocket.com

Mr. Cooper Group Inc.

Colleen Edmundson

SVP, Corporate Communications

mediarelations@mrcooper.com

Kenneth Posner

SVP, Strategic Planning and Investor Relations

Shareholders@mrcooper.com